RIGHTS CERTIFICATE #:	NUMBER OF RIGHTS

THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE FUND'S PROSPECTUS SUPPLEMENT

DATED NOVEMBER 21, 2023 AND THE ACCOMPANYING PROSPECTUS DATED NOVEMBER 13, 2023 (TOGETHER, THE "PROSPECTUS")
AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM
EQ FUND SOLUTIONS, THE INFORMATION AGENT.

NXG Cushing® Midstream Energy Fund

Formed under the laws of the State of Delaware

TRANSFERABLE SUBSCRIPTION RIGHTS CERTIFICATE

Evidencing Transferable Subscription Rights to Purchase Common Shares of Beneficial Interest of NXG Cushing Midstream Energy Fund

Estimated Subscription Price: $33.22 per Share

THE SUBSCRIPTION RIGHTS WILL EXPIRE IF NOT EXERCISED ON OR BEFORE 5:00 P.M., NEW YORK CITY TIME,

ON DECEMBER 14, 2023 UNLESS EXTENDED BY THE FUND

REGISTERED
OWNER:

THIS CERTIFIES THAT the registered owner whose name is inscribed hereon is the owner of the number of transferable subscription rights (“Rights”) set forth above. Three whole Rights entitle the holder thereof to subscribe for and purchase one common share of beneficial interest, par value $0.001 per share (“Common Shares”), of NXG Cushing Midstream Energy Fund, a Delaware statutory trust, at an estimated subscription price of $33.22 per share (the “Primary Subscription Privilege”), pursuant to a rights offering (the “Rights Offering”), on the terms and subject to the conditions set forth in the Prospectus and the “Instructions as to Use of NXG Cushing Midstream Energy Fund Subscription Rights Certificates” accompanying this Subscription Rights Certificate. If any Common Shares available for purchase in the Rights Offering are not purchased by other holders of Rights pursuant to the exercise of their Primary Subscription Privilege (the “Excess Shares”), any Rights holder who was a holder of record of Common Shares as of 5:00 p.m., Eastern Time, November 21, 2023 (a “Record Date Shareholder”) and that exercises its Primary Subscription Privilege in full may subscribe for a number of Excess Shares pursuant to the terms and conditions of the Rights Offering, subject to proration, as described in the Prospectus (the “Over-Subscription Privilege”). The Rights represented by this Subscription Rights Certificate may be exercised by completing Form 1 and any other appropriate forms on the reverse side hereof and by retuning the full payment of the estimated subscription price for each Common Share subscribed for pursuant to the Primary Subscription Privilege and Over-Subscription Privilege, in accordance with the “Instructions as to NXG Cushing Midstream Energy Fund Subscription Rights Certificates” that accompany this Subscription Rights Certificate.

This Subscription Rights Certificate is not valid unless countersigned by the subscription agent and registered by the registrar.

Witness the signatures of the duly authorized officers of NXG Cushing Midstream Energy Fund.

Dated:

President and Chief Executive Officer	Chief Financial Officer

DELIVERY OPTIONS FOR SUBSCRIPTION RIGHTS CERTIFICATE

Delivery other than in the manner or to the addresses listed below will not constitute valid delivery.

If delivering by hand: Equiniti Trust Company, LLC Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219	If delivering by mail or overnight courier: Equiniti Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

PLEASE PRINT ALL INFORMATION CLEARLY AND LEGIBLY.

FORM 1-EXERCISE OF SUBSCRIPTION RIGHTS

To subscribe for shares pursuant to your Primary Subscription Right, please complete lines (a) and (c) and sign under Form 4 below. To subscribe for shares pursuant to your Over-Subscription Right, please also complete line (b) and sign under Form 4 below. To the extent you subscribe for more Shares than you are entitled under either the Primary Subscription Right or the Over-Subscription Right, you will be deemed to have elected to purchase the maximum number of Common Shares for which you are entitled to subscribe under the Primary Subscription Right or Over-Subscription Right, as applicable.

(a) EXERCISE OF Primary SUBSCRIPTION RIGHT:

I apply for ______________ shares x $33.22	= $_______________

(no. of new shares)	(estimated subscription price)	(amount enclosed)

(b) EXERCISE OF OVER-SUBSCRIPTION RIGHT

If you are a Record Date Shareholder and have exercised your Primary Subscription Right in full and wish to subscribe for additional Common Shares:

I apply for ______________ shares x $33.22	= $_______________

(no. of new shares)	(estimated subscription price)	(amount enclosed)

(c) Total Amount of Payment Enclosed = $__________________

METHOD OF PAYMENT (CHECK ONE)

[ ]	Check or bank draft payable to “Equiniti Trust Company, LLC as Subscription Agent.”
[ ]	Wire transfer of immediately available funds directly to the account maintained by Equiniti Trust Company, LLC, as Subscription Agent, for purposes of accepting subscriptions in this Rights Offering at JPMorgan Chase Bank, 55 Water Street, New York, New York 10005, ABA #021000021 or Swift Code: CHASUS33, Account # 530-354616 Equiniti Trust Company, LLC FBO _______ Corporation, with reference to the rights holder's name.

Please note that $33.22 is an estimated subscription price only. The subscription price will be determined on December 14, 2023, the Expiration Date (unless extended), and could be higher or lower than the estimated subscription price depending on changes in the net asset value and market price of the Common Shares. Any additional payment required based on the actual subscription price must be received by the Subscription Agent within ten business days after the confirmation sent by the Subscription Agent. You hereby agree that if you fail to pay for any Common Shares for which you have subscribed, the Fund may exercise any of the remedies set forth in the Prospectus.

FORM 2-TRANSFER TO DESIGNATED TRANSFEREE

To transfer your subscription rights to another person, complete this Form 2 and have your signature guaranteed under Form 5.

For value received ______________ of the subscription rights represented by this Subscription Rights Certificate are assigned to:

Social Security #

Signature(s):

IMPORTANT: The signature(s) must correspond with the name(s) as printed on the reverse of this Subscription Rights Certificate in every particular, without alteration or enlargement, or any other change whatsoever.

FORM 3-DELIVERY TO DIFFERENT ADDRESS

If you wish for the Common Shares underlying your subscription rights, a certificate representing unexercised subscription rights or the proceeds of any sale of subscription rights to be delivered to an address different from that shown on the face of this Subscription Rights Certificate, please enter the alternate address below, sign under Form 4 and have your signature guaranteed under Form 5.

FORM 4-SIGNATURE

TO SUBSCRIBE: I acknowledge that I have received the Prospectus for this Rights Offering and I hereby irrevocably subscribe for the number of Common Shares indicated above on the terms and conditions specified in the Prospectus.

Signature(s):

IMPORTANT: The signature(s) must correspond with the name(s) as printed on the reverse of this Subscription Rights Certificate in every particular, without alteration or enlargement, or any other change whatsoever.

FORM 5-SIGNATURE GUARANTEE

This form must be completed if you have completed any portion of Forms 2 or 3.

Signature Guaranteed:
(Name of Bank or Firm)

By:
(Signature of Officer)

IMPORTANT: The signature(s) should be guaranteed by an eligible guarantor institution (bank, stock broker, savings & loan association or credit union) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

FOR INSTRUCTIONS ON THE USE OF NXG CUSHING MIDSTREAM ENERGY FUND SUBSCRIPTION RIGHTS CERTIFICATES, CONSULT EQ FUND SOLUTIONS LLC, THE INFORMATION AGENT, AT (800) 207-2872